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                                                                      EXHIBIT 99

GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST
PASS THROUGH CERTIFICATES
SERIES 1998-1

                                                        MONTHLY REPORT--COMBINED
Determination Date:       11-Aug-99
Remittance Date:          16-Aug-99
Month End Date:           31-Jul-99
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
(a)   Class I A Distribution Amount                                                                                   5,546,136.39
(b)   Class I A Distribution Principal                                                                                3,047,963.59
              Scheduled Payments of Principal                                                  601,925.76
              Partial Prepayments                                                              267,557.91
              Scheduled Principal Balance Principal                                          1,027,879.46
              Prepayment in Full
              Scheduled Principal Balance Liquidated                                         1,150,600.46
              Contracts
              Scheduled Principal Balance Repurchases                                                0.00

(c)   Class I A Interest Distribution                                                                                 2,498,172.80
      Class I A Interest Shortfall                                                                                            0.00

(d)   Class I A Remaining Certificate Balance                                                                       448,769,271.50
      Class II A Remaining Certificate Balance                                                                      230,264,677.48

(e)   Class II A Distribution Amount                                                                                  4,057,665.90
(f)   Class II A Distribution Principal                                                                               2,866,108.55
               Scheduled Payments of Principal                                                 230,308.15
               Partial  Prepayments                                                            105,441.02
               Scheduled Principal Balance Principal                                         1,818,686.16
               Prepayment in Full
               Scheduled Principal Balance Liquidated                                          711,673.22
               Contracts
               Scheduled Principal Balance Repurchases                                               0.00

(g)   Class II A Interest Distribution                                                                                1,191,557.35
      Class II A Interest Shortfall                                                                                           0.00

(h)   Class I A Pass Through Rate                                                                                         6.635000%
      Class II A Pass Through Rate                                                                                        5.750000%

(i)   Monthly Servicing Fee Class I A                                                                                   376,514.36
      Monthly Servicing Fee Class II A                                                                                  194,275.66

(j)   Delinquency                                                      # of Contracts                            Prin. Balance
                                                                      ------------------------------------------------------------
               a)  One Monthly Payment Delinquent                                 238                                 8,247,979.12
               b)  Two Monthly Payments                                            68                                 2,548,937.61
               c)  Three or more Monthly Payments                                  71                                 3,239,369.00
                                                                     ----------------                  ---------------------------
                                                                                  377                                14,036,285.73
                                                                     ================                  ===========================

(k)   Repurchased Contracts         Contract Number                  Repurchase Price                   Difference Paid by Seller
                                                                     -------------------------------------------------------------
                                                                                 0.00                                         0.00
                                                                     -------------------------------------------------------------
                                    Total Repurchases                            0.00                                         0.00
                                                                     ================                  ===========================

(l)   Repossessions or Foreclosures                                       Number                               Actual Balance
                                                                     ----------------                  ---------------------------
                                                 BOP Repossessions                150                              $  5,438,102.94
                                     Plus Repossessions this Month                 87                                 2,862,956.76
                                                 Less Liquidations                (60)                               (1,955,332.59)
                                                                     ----------------                  ---------------------------
                                                 EOP Repossessions                177                              $  6,345,727.11
                                                                     ================                  ===========================

(m)   Group I Enhancement Payment                                                                                             0.00
      Group II Enhancement Payment                                                                                            0.00

(n)   Monthly Advance Group I                                                                                            30,453.28
      Outstanding Amount Advanced Group I                                                                                30,453.28
      Monthly Advance Group II                                                                                           66,011.27
      Outstanding Amount Advanced Group II                                                                               66,011.27

(o)   Group I Deposit to Special Account/ (Group I Withdrawal from Special Account)                                           0.00
      Group II Deposit to Special Account/ (Group II Withdrawal from Special Account)                                         0.00

(p)   Amount Distributed to Class R Certificateholders                                                                        0.00

(q)   Net Weighted Average Contract Rate Group I                                                                              9.45%
      Net Weighted Average Contract Rate Group II                                                                             8.53%

(r)   Group I Pool Principal Balance percentage                                                                          93.889879%
      Group II Pool Principal Balance percentage                                                                         92.198506%

(s)   Aggregate Deficiency Amounts                                                                                            0.00
      Servicer Deficiency Amounts received                                                                                    0.00

(t)   Net Funds Carryover Amount paid to Class II A                                                                           0.00
      Certificateholders
      Net Funds Carryover Amount remaining                                                                                    0.00
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